UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2006
ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16407 (Commission File Number)	13-4151777 (IRS Employer Identification No.)
345 East Main Street
Warsaw, Indiana 46580
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (574) 267-6131
Not applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 15, 2006, Zimmer Holdings, Inc. (the “Company”) announced that its board of directors intends to recommend amendments to the Company’s restated certificate of incorporation to declassify its board structure at the annual meeting of stockholders in May 2007.
     The Company’s current restated certificate of incorporation divides the directors into three classes, with directors elected to staggered three-year terms. If the proposal is approved by more than 80 percent of the Company’s outstanding shares, beginning with the following annual meeting, directors will be elected to serve one-year terms.
     A copy of the press release announcing the board of directors’ intentions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 15, 2006, issued by the Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 15, 2006

ZIMMER HOLDINGS, INC.
By:	/s/ CHAD F. PHIPPS
	Name:	Chad F. Phipps
	Title:	Associate General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 15, 2006, issued by the Company